Exhibit 99.1
Grubb & Ellis Healthcare REIT 2008 YEAR END INVESTOR UPDATE Grubb & Ellis Healthcare REIT, Inc. has enjoyed a number of accomplishments since its offering began in the third quarter of 2006. This update will provide you with information regarding the activity of the REIT in 2008. GRUBB & ELLIS HEALTHCARE REIT 2008 ACCOMPLISHMENTS: · Raised $526 million of equity in 2008, which includes $186 million of equity in the fourth quarter. · Invested approximately $558 million in healthcare real estate assets and first trust deed mortgage financing ($15 million). · Expanded portfolio to 42 investments which includes 129 buildings totaling approximately 5.1 million square feet of gross leasable area located in 17 states. · Acquired 21 properties in 2008. · Established 68 new broker-dealer relationships. · Continued to work with new lending sources despite the current difficult lending environment. · Represented a 12.5 percent market share of non-traded REIT industry as of December 2008.* · Entered into an amended advisory agreement during the fourth quarter that substantially reduced the REIT’s acquisition and asset management fees going forward. · Initiated a self-management program for the REIT. * Source: December Stanger Review, December 2008. FOURTH QUARTER ACQUISITIONS Mountain Plains Portfolio, San Antonio and Webster, TX Consisting of both Pecan Valley Medical Office Building (two-story) and Clear Lake Medical Office Building (four-story), this portfolio has a total of approximately 170,000 square feet of gross leaseable area and is 100 percent leased. Both properties are located across from major hospitals. Marietta Health Park, Marietta, GA Located in Marietta, GA, this property has approximately 81,000 square feet of gross leaseable area and is 89 percent leased by multiple tenants. Built in 2000, Marietta Health Park is situated on 5.7 landscaped acres. A MESSAGE FROM THE CEO As we continue to face turmoil in the financial markets and U.S. economy, Grubb & Ellis Healthcare REIT wants to ensure that we keep you abreast of the opportunities in the healthcare sector of the commercial real estate market. The healthcare sector, particularly medical office buildings, is one of the few bright spots within the commercial real estate market.1 This is most likely due to the sector’s bond with the healthcare industry, which is one of the few segments of the U.S. economy that continues to show growth.2 As of December 2008, the healthcare sector remains one of the only sectors to continue to add jobs.3 While demand for healthcare properties is not entirely recession proof, during the last slow down in 2002 and 2003, a spike in activity for medical office buildings was witnessed.4 These types of properties continue to be viewed favorably by lenders and transactions are still being completed.5 Additionally, demographic drivers for the healthcare sector may have a positive long-term effect on the sector. Grubb & Ellis Healthcare REIT continues to purchase strong assets and as of December 31, 2008, it has invested approximately $966 million in healthcare real estate assets. Since the REIT’s initial launch on September 20, 2006 through December 31, 2008, $737 million of equity has been raised. By continuing to pursue a selective and stringent acquisition strategy, the REIT has amassed a cash surplus that was over $128 million as of December 31, 2008, which should provide it with excellent opportunities to acquire properties and other real estate-related assets at favorable pricing. We also achieved a substantial reduction in fees from the REIT’s advisor, and are actively implementing a self-management program. We thank you for the continued trust and confidence you have placed in Grubb & Ellis Healthcare REIT and look forward to working with you in the future. /s/ Scott D. Peters Scott D. Peters Chairman, CEO and President Grubb & Ellis Healthcare REIT, Inc. 1 Johnson, Ben. “Medical Office Sector Bucks the Cycle.” National Real Estate Investor. 1 December 2008. http://www. printhis.clickability.com/pt/cpt. Retrieved 28 January 2009. 2 Ibid. 3 “Employment Situation Summary-Table B-1: Employees on Nonfarm Payrolls by Industry Sector and Selected Industry Retail.” Bureau of Labor Statistics. December 2008. www.bls.gov. Retrieved on 27 January 2008. 4 Gregor, Alison. “A Nice, Staid Corner for Real Estate: Medical Offices.” New York Times. 28 January 2009. http://www.nytimes.com/2009/1/28/business/28medical .html. Retrieved on 28 January 2009. 5 Ibid.

2008 YEAR END INVESTOR UPDATE 2008 Acquisition Highlights Medical Portfolio 3, Indianapolis, IN The portfolio of 20 buildings has a combined gross leaseable area of approximately 689,000 square feet and is 91 percent leased. Renaissance Medical Centre, Bountiful, UT Located in a Salt Lake City suburb, this property consists of approximately 112,000 square feet of gross leaseable area and is 88 percent leased. Senior Care Portfolio 1, Texas and California Senior Care Portfolio 1 is comprised of six senior care centers and skilled nursing facilities located in Texas and California. The four Texas properties are master leased to Southwest LTC, an operator of 19 senior care centers in Texas. These properties consist of approximately 155,000 square feet of combined gross leasable area. The California properties of Senior Care Portfolio 1 consist of two properties with approximately 71,000 square feet of gross leaseable area. All six properties are 100 percent leased. Amarillo Hospital, Amarillo, TX Located in Amarillo, Texas, Amarillo Hospital is a two-story building consisting of approximately 65,000 square feet of gross leaseable area. Built in 2007, this property is currently 100 percent leased. Oklahoma City Medical Portfolio, Oklahoma City, OK Oklahoma City Medical Portfolio consists of two medical office buildings, 5401 and 5701 N. Portland, located on the Deaconess Hospital Campus. 5401 N. Portland, which is physically attached to the Deaconess Hospital building, is approximately 96 percent leased to 16 tenants. 5701 N. Portland is a three-story building that offers approximately 61,000 square feet of gross leaseable area that is 86 percent leased to 17 tenants. 5995 Plaza Drive, Cypress, CA The property consists of approximately 104,000 square feet of gross leaseable area, situated on five acres, and is 100 percent leased. Medical Portfolio 4, Arizona, Ohio and Texas Medical Portfolio 4 is a geographically diverse group of five medical office buildings located in Phoenix, Arizona; Parma, Ohio; and various suburbs of Dallas, Texas. Totaling approximately 223,000 square feet of gross leasable area, the portfolio is currently 83 percent leased. Fort Road Medical Building, St. Paul, MN This building consists of approximately 50,000 square feet of gross leasable area, is connected to nearby hospitals and medical offices by a series of underground tunnels, and is 92 percent leased. DISTRIBUTION OF REIT PORTFOLIO* Medical Office Assisted Living/Skilled Nursing Hospital Office * based on purchase price as of December 31, 2008. Shares Sold and Equity Raised Grubb & Ellis Healthcare REIT has sold approximately 79.6 million shares of its common stock for more than $795.4 million as of January 31, 2009. At the close of 2008, Grubb & Ellis Healthcare REIT has made a total of 42 acquisitions and accumulated a geographically diverse portfolio of healthcare related properties located across 17 states valued at approximately $966 million, based on purchase price. This newsletter contains certain forward-looking statements about the healthcare sector and the company’s portfolio. Any forward-looking statements are based upon the current beliefs and expectations of management and involve risks, uncertainties and other factors that may cause the actual results or performance of the company and its affiliates to be materially different from any future results or performance expressed or implied by such forward-looking statements. The material in this newsletter does not constitute an offer to sell, nor a solicitation of an offer to buy the securities described herein. Such an offering is made only by prospectus. Grubb & Ellis Securities, Inc., member FINRA/SIPC, is the dealer manager for the Grubb & Ellis Healthcare REIT offering. As of March 10, 2009. (877) 888-7348 www.gbe-reits.com/healthcare